SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

AMENDMENT NO. 1

TO

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 2, 2010

CHAY ENTERPRISES, INC.

(Exact name of registrant as specified in Charter)

Colorado	333-146542	26-0179592
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

8400 East Crescent Parkway

Suite 600

Greenwood Village, Colorado 80111

(Address of Principal Executive Offices)

(303) 418-1000

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

Reference is made to Item 2.01 of the Form 8-K that we filed with the SEC on March 8, 2010, which we refer to as the Super 8-K. The number of patents and patent applications we purchased from DMI BioSciences, Inc., or BioSciences, in April 2009 was 107. This corrects the reference to 103 patents and patents pending we purchased from BioSciences in the Super 8-K. In addition, the royalty agreement with BioSciences provides that we will receive 10% of royalty license revenues received by BioSciences from the drug developed to treat male sexual dysfunction, subject to DMI committing additional funding. This corrects the reference to a 10% royalty on license revenues in the Super 8-K. In the description of DMI-5207 in the Super 8-K, we remove the reference to the demonstration that DMI-5207 reaches the target blood vessels and tissue of the eye. As of March 1, 2010, we owned or were the exclusive licensee under 20 granted patents and 92 pending patent applications. This corrects the reference in the Super 8-K to 14 granted patents, 123 patent applications, and 36 provisional patent filings.

We have filed as Exhibits 10.1 through 10.9 hereto the following material contracts to which DMI is a party: Employment Agreement with David Bar-Or; Employment Agreement with Bruce G. Miller; Restricted Stock Agreement with David Bar-Or; Restricted Stock Agreement with Bruce G. Miller; Sponsored Research Agreement with Trauma Research, LLC; and License Agreements with the Institute for Molecular Medicine, Inc., to which we succeeded as a party by purchase from DMI BioSciences, Inc. We have also included as Exhibit 10.7 hereto our Stock and Awards Plan authorized for adoption by the shareholders of Chay Enterprises, Inc. at the special meeting held March 1, 2010, and as Exhibit 10.8 the form of At-Will Employment, Confidential Information, Invention Assignment, and Arbitration Agreement among DMI Life Sciences and its employees.

The Super 8-K reported that we had six employees. That reference is corrected hereby to ten, which includes two officers who currently provide services to us under consulting agreements. These officers devote substantially full-time to our operations, which is why we have included them as employees for disclosure purposes. We note further that for legal purposes we have no employees, as we have outsourced our human resources, payroll, benefits and associated functions to TriNet Group Inc.

The Super 8-K included a table of high and low bid information for our common stock for the period from January 1, 2008 through March 1, 2010, as quoted on the Over-the-Counter Bulletin Board. The information in the Super 8-K was drawn from the NASDAQ web site, which reported such information. However, as our common stock did not trade in many of the reported quarters, we present below a revised table of our common stock’s price quotations that reflects periods in which no trades occurred.

	Closing Bid		Closing Ask

2009
January 2 Thru March 31	1.50	.10	3.00	3.00
April 1 Thru June 30	NONE	NONE	NONE	NONE
July 1 Thru September 30	NONE	NONE	NONE	NONE
October 1 Thru December 31	NONE	NONE	NONE	NONE

2008
March 14 (first available) Thru March 31	NONE	NONE	NONE	NONE
April 1 Thru June 30.25		.25	NONE	NONE
July 1 Thru July 31.35		.25	1.00	1.00
August 1 Thru September 30 (after a 1 for 3.5 reverse split)	1.50	1.50	NONE	NONE
October 1 Thru December 31	1.50	1.50	NONE	NONE

Item 4.01	Changes in Registrant’s Certifying Accountant.

(1) Previous Independent Auditors:

(i) On March 16, 2010, Schumacher & Associates, Inc. (“SAI”) was dismissed as independent auditor for the Company. On March 16, 2010, we engaged Ehrhardt Keefe Steiner & Hottman PC (“EKSH”) as our independent auditor. This decision to engage EKSH was ratified by the majority approval of the Board of Directors on March 16, 2010. Our shareholders had previously authorized at the special meeting held March 1, 2010 the retention of EKSH as our auditor for the year ending December 31, 2010.

(ii) SAI’s report on our financial statements for the two most recent years contained a qualification based upon substantial doubt about our ability to continue as a going concern due to our recurring losses, negative working capital, and lack of business operations. With that exception, SAI’s report on the financial statements for the two most recent years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii) Our Board of Directors participated in and approved the decision to change independent accountants.

(iv) For the two most recent fiscal years and the subsequent interim period through SAI’s termination on March 16, 2010, there has been no disagreement between us and SAI on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of SAI would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

(v) During the most recent audit period and the interim period through March 16, 2010 there have been no reportable events with us as set forth in Item 304(a)(i)(v) of Regulation S-K.

(vi) We requested that SAI furnish us with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2) New Independent Accountants:

On March 16, 2010. we engaged EKSH as its new independent auditors effective immediately upon the dismissal of SAI. Prior to such date, we did not consult with EKSH regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered, or (iii) any other matter that was the subject of a disagreement between us and our former auditor as described in Item 304(a)(1)(iv) of Regulation S-K.

Item 8.01	Other Events.

On March 8, 2010, we issued a press release announcing the engagement of Redwood Consultants to assist us with shareholder relations and investor communications. A copy of the press release is attached as Exhibit 99.1.

Upon approval from FINRA to change our stock trading symbol, we intend to reincorporate in the State of Delaware. The reincorporation will be accomplished through the filing of a plan of conversion in Colorado and Delaware, followed by the filing of a certificate of incorporation for Chay Enterprises, Inc. in Delaware, followed by the filing of an amended certificate of incorporation by which Chay Enterprises, Inc., a Delaware corporation, will change its name to Ampio Pharmaceuticals, Inc. We have filed herewith the form of plan of conversion, form of certificate of incorporation for Chay Enterprises, Inc. in the State of Delaware, the form of amended certificate of incorporation to effect the name change, and the form of Bylaws of Ampio Pharmaceuticals, Inc. All of the foregoing will be filed in definitive form once approval for our symbol change is received from FINRA.

Item 9.01	Financial Statements and Exhibits.

Reference is made to the Super 8-K and the description of DMI Life Sciences’ business therein. We have included below material contracts to which DMI Life Sciences is party, in addition to the exhibits filed herewith that are referenced above.

(a)	Financial statements of business acquired.

Previously filed.

Pro forma financial information.

Previously filed.

(b)	Exhibits.

Exhibit No.	Description

3.1	Form of Plan of Conversion of Chay Enterprises, Inc., a Colorado corporation, into Chay Enterprises, Inc., a Delaware corporation

3.2	Form of Certificate of Incorporation of Chay Enterprises, Inc., a Delaware corporation

3.3	Form of Amended Certificate of Incorporation changing name of Chay Enterprises, Inc., a Delaware corporation, to Ampio Pharmaceuticals, Inc., a Delaware corporation

3.4	Form of Bylaws of Ampio Pharmaceuticals, Inc.

3.5	Form of Certificate of Conversion of Chay Enterprises, Inc. from a Non-Delaware corporation to a Delaware corporation.

3.6	Filed Certificate of Merger of Chay Acquisitions, Inc. and DMI Life Sciences, Inc.

10.1	Employment Agreement by and between David Bar-Or and DMI Life Sciences, Inc. dated April 17, 2009

10.2	Employment Agreement by and between Bruce G. Miller and DMI Life Sciences, Inc. dated April 17, 2009

10.3	Restricted Stock Agreement by and between David Bar-Or and DMI Life Sciences, Inc., dated April 17, 2009

10.4	Restricted Stock Agreement by and between Bruce G. Miller and DMI Life Sciences, Inc., dated April 17, 2009

Exhibit No.	Description

10.5	Sponsored Research Agreement dated September 1, 2009, by and between Trauma Research, LLC and DMI Life Sciences, Inc.

10.6.1	Exclusive License Agreement, dated July 11, 2005, between the Institute for Molecular Medicine, Inc., and DMI Life Sciences, Inc., as successor by purchase to DMI BioSciences, Inc.

10.6.2	First Amendment to Exclusive License Agreement, dated April 17, 2009, between the Institute for Molecular Medicine, Inc. and DMI Life Sciences, Inc.

10.6.3	Exclusive License Agreement, dated February 17, 2009, between the Institute for Molecular Medicine, Inc. and DMI Life Sciences, Inc., as successor by purchase to DMI BioSciences, Inc.

10.7	Stock and Awards Plan of Chay Enterprises, Inc.

10.8	Form of At-Will Employment, Confidential Information, Invention Assignment, and Arbitration Agreement among DMI Life Sciences and its employees

10.9	Form of Indemnification Agreement by and between the Company and the executive officers, key employees and directors of the Company.

10.10	Consulting Agreement by and between Redwood Consultants, LLC and the Company dated March 1, 2010.

16.1	Letter of Schumacher & Associates, Inc. dated March 15, 2010

21	Subsidiaries of the registrant

99.1	Press Release dated March 8, 2010 concerning the engagement of Redwood Consultants, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAY ENTERPRISES, INC.

By:	/S/ DONALD B. WINGERTER, JR.
Name:	Donald B. Wingerter, Jr.
Title:	Chief Executive Officer

Dated: March 17, 2010

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